  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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BK Technologies Corporation
(Name of Registrant as Specified In Its Charter)

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BK Technologies Corporation
7100 Technology Drive
West Melbourne, Florida 32904

April 28, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 annual meeting of stockholders of BK Technologies Corporation, which we will hold on Wednesday, June 24, 2020, at 9:00 a.m., local time, at the offices of the Company at 7100 Technology Drive, West Melbourne, Florida 32904.

We intend to hold our annual meeting in person. However, we are actively monitoring the COVID-19 pandemic; we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing or adjourning the meeting or holding the meeting solely by means of remote communication. Please monitor our annual meeting website at www.bktechnologies.com, under the tab “Investor Relations,” for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about May 6, 2020, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record as of the close of business on April 27, 2020. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement, proxy card and annual report and how to vote on the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement, proxy card and annual report or elect to receive your proxy statement, proxy card and annual report over the Internet.

If you are unable to attend the meeting in person, it is very important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/ John W. Struble
John W. Struble
Chairman of the Board of Directors

BK TECHNOLOGIES CORPORATION

7100 Technology Drive
West Melbourne, Florida 32904

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 24, 2020

To the stockholders of BK Technologies Corporation:

The 2020 annual meeting of stockholders of BK Technologies Corporation will be held on Wednesday, June 24, 2020, at 9:00 a.m., local time, at the offices of the Company at 7100 Technology Drive, West Melbourne, Florida 32904*, for the following purposes:

1.
To elect six directors named in the proxy statement to serve on our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.
To ratify the appointment of MSL, P.A. as our independent registered public accounting firm for fiscal year 2020;

3.
To approve, on an advisory, non-binding basis, the compensation of our named executive officers; and

4.
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on April 27, 2020 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote. A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our principal executive offices at 7100 Technology Drive, West Melbourne, Florida 32904.

Whether or not you plan to attend the meeting in person, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials, or E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ William P. Kelly
William P. Kelly, Secretary
West Melbourne, Florida
April 28, 2020

* We intend to hold our annual meeting in person. However, we are actively monitoring the COVID-19 pandemic; we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing or adjourning the meeting or holding the meeting solely by means of remote communication. Please monitor our annual meeting website at www.bktechnologies.com, under the tab “Investor Relations,” for updated information. If you are planning to attend our meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on June 24, 2020: Our proxy statement, proxy card and annual report on Form 10-K for the year ended December 31, 2019 are available at https://www.iproxydirect.com/BKTI.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

BK TECHNOLOGIES CORPORATION

________________________________________________________

2020 ANNUAL MEETING OF STOCKHOLDERS

JUNE 24, 2020
________________________________________________________

PROXY STATEMENT
________________________________________________________

This proxy statement contains information related to the 2020 annual meeting of stockholders of BK Technologies Corporation (together with its wholly owned subsidiaries, the “Company,” “we,” “our” or “us”) to be held on Wednesday, June 24, 2020, at 9:00 a.m., local time, at the offices of the Company at 7100 Technology Drive, West Melbourne, Florida 32904, and at any adjournments or postponements thereof. We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about May 6, 2020, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock as of the close of business on April 27, 2020, the record date for the meeting. The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

Holding Company Reorganization. On March 11, 2019, BK Technologies, Inc. (the “Predecessor Company,” formerly known as RELM Wireless Corporation) announced that its board of directors had approved the implementation of a holding company reorganization (the “Reorganization”). On March 28, 2019, the Predecessor Company implemented the Reorganization, which resulted in us becoming the direct parent company of, and the successor issuer to, the Predecessor Company. At the effective time of the Reorganization, each share of common stock of the Predecessor Company issued and outstanding immediately prior such time automatically converted into an equivalent corresponding share of our common stock. Our common stock continues to be listed on the NYSE American under the ticker symbol “BKTI.” In addition, our directors and executive officers immediately following the Reorganization were the same individuals who were directors and executive officers, respectively, of the Predecessor Company immediately prior to the Reorganization.

For the purpose of this proxy statement, references to the Company, the board or any committee thereof, or our management or business at any period prior to the Reorganization refer to those of the Predecessor Company and thereafter to those of us, except as otherwise specified or to the extent the context otherwise indicates.
________________________________________________________

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL 1: ELECTION OF DIRECTORS	8
CORPORATE GOVERNANCE	12
DIRECTOR COMPENSATION FOR 2019	18
REPORT OF THE AUDIT COMMITTEE	20
EXECUTIVE COMPENSATION	21
SUMMARY COMPENSATION TABLE FOR 2018-2019	21
OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END	26
RETIREMENT BENEFITS FOR 2019	27
POTENTIAL PAYMENTS UPON TERMINATION OR IN CONNECTION WITH A CHANGE OF CONTROL	27
TRANSACTIONS WITH RELATED PERSONS	30
RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
PROPOSAL 3: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION	33
EQUITY COMPENSATION PLAN INFORMATION	34
MISCELLANEOUS	34

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

●
To elect six directors named in this proxy statement to our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

●
To ratify the appointment of MSL, P.A. (“MSL”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (“fiscal 2020”);

●
To approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers (as defined below) (so-called “say-on-pay”); and

●
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available to beneficial owners of our common stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, on or about May 6, 2020, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this proxy statement, the form of proxy card and our annual report for the fiscal year ended December 31, 2019 (“fiscal 2019”), on the website referred to in the E-proxy notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the E-proxy notice. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

On or about May 6, 2020, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the E-proxy notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a copy of this proxy statement, the proxy card and our annual report for fiscal 2019 by mail.

Who is entitled to notice of, and to vote at, the annual meeting?

You are entitled to notice of the annual meeting and to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on April 27, 2020, the record date of the annual meeting. On the record date, 12,478,981 shares of our common stock were issued and outstanding and held by 633 holders of record, including Cede & Co., which holds shares on behalf of the beneficial owners of the Company’s common stock. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting, and what are the rules for admission or voting at the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. If you want to vote shares that you hold in street name in person at the annual meeting, you must bring a legal proxy in your name from the broker or other nominee that holds your shares.

As part of our effort to maintain a safe and healthy environment at our annual meeting, we are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the COVID-19 pandemic. For that reason, we reserve the right to reconsider the date, time, and/or means of convening the annual meeting, including solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy material. We also encourage attendees to review guidance from public health authorities on this issue.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, shares represented in person or by proxy and for which the holder has abstained from voting, and broker “non-votes” will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

What are broker “non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the brokerage firm or other nominee did not receive voting instructions from the beneficial owner and does not have authority to vote on that particular proposal. Brokers and other nominees are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are considered “routine” proposals. Brokers or other nominees generally may vote on such proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms or other nominees. For “non-routine” proposals, brokers or other nominees may not vote on such proposals unless they have received voting instructions from the beneficial owner, and, to the extent that they have not received voting instructions, brokers or other nominees report such number of shares as “non-votes.”

Under NYSE rules, the election of directors (Proposal 1) and the advisory approval of say-on-pay (Proposal 3) are considered “non-routine” matters. This means that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The ratification of the appointment of an independent registered public accounting firm (Proposal 2) is a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to vote for this proposal. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposal 1 or Proposal 3, but may be voted by the brokerage firm or other nominee on Proposal 2. Broker non-votes will have no effect on the outcome of any of the proposals.

How will abstentions be counted?

Because the election of directors requires only a plurality vote, withheld votes will have no impact upon the election of directors. Abstentions will also have no impact on the outcome of Proposal 2 (ratification of the independent registered public accounting firm) or Proposal 3 (advisory approval of say-on-pay).

How do I vote?

Whether or not you plan to attend the annual meeting, we urge you to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Authorizing your proxy over the Internet, by mailing a proxy card or by telephone will not limit your right to attend the annual meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the board of directors, (1) to elect to our board of directors the six director nominees named in this proxy statement; (2) to ratify the appointment of MSL as our independent registered public accounting firm for fiscal 2020; and (3) to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers.

If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the Internet. As indicated above, under NYSE rules, the election of directors (Proposal 1) and the advisory approval of say-on-pay (Proposal 3) are “non-routine” matters, meaning that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals. The ratification of the appointment of MSL as our independent registered public accounting firm for fiscal 2020 (Proposal 2) is considered a “routine” matter, meaning that brokers or nominees who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.

Can I change my vote after I have voted?

Yes. Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting in person at the annual meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mail, at any time prior to its exercise by filing with our Corporate Secretary a duly executed revocation of proxy, by properly submitting, either by telephone, mail or Internet, a proxy to our Corporate Secretary bearing a later date or by appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself constitute revocation of a proxy.

What are the board’s recommendations?

The board unanimously recommends a vote “FOR”:

●
election to our board of each of the six director nominees named in this proxy statement;

●
ratification of the appointment of MSL as our independent registered public accounting firm for fiscal 2020; and

●
approval, on an advisory, non-binding basis, of the compensation of our Named Executive Officers.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.

What vote is required to approve the proposals?

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the annual meeting (meaning that the six director nominees who receive the highest number of shares voted “for” their election are elected). You may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will also have no effect on the election of the director nominees.

Proposal 2: Ratification of Appointment of MSL. The number of votes cast “for” the ratification of the appointment of MSL as our independent registered public accounting firm for fiscal 2020, either in person or by proxy, at the annual meeting must exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal 3: Advisory, Non-Binding Approval of Named Executive Officer Compensation (Say-on-Pay). The number of votes cast “for” advisory, non-binding approval of the compensation of our Named Executive Officers, either in person or by proxy, at the annual meeting must exceed the number of votes cast “against” advisory approval. Abstentions and broker-non votes will have no effect on the outcome of the vote.

Other Items. In the event that other items are properly brought before the annual meeting, under Nevada law, each matter other than the election of directors will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the matter. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will not be counted as a vote cast on the matter and therefore will not affect the outcome of the matter.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 5,082,529 shares of our common stock, which represented approximately 41% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees, in favor of ratification of the appointment of MSL and in favor of advisory approval of the compensation of our Named Executive Officers.

Who pays for the preparation of the proxy and soliciting proxies?

We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. We have retained Alliance Advisors LLC to assist in the solicitation of proxies for the Annual Meeting and will pay Alliance Advisors a fee of approximately $12,500, including reimbursement of reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation. It is anticipated that Alliance Advisors LLC will employ approximately 25 persons to solicit stockholders of the Company for the Annual Meeting. We have also agreed to indemnify Alliance Advisors LLC against certain losses, costs and expenses. In addition, our directors, officers and employees may solicit proxies from stockholders by telephone, e-mail or other electronic means, or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of the record date, April 27, 2020, by the following individuals or groups:

●
each person who is known by us to own beneficially more than 5% of our common stock;

●
each of our directors and nominees for director;

●
each of our named executive officers identified in the “Summary Compensation Table For 2018-2019” appearing in this proxy statement (the “Named Executive Officers”); and

●
all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of April 27, 2020, as well as shares of common stock issuable within 60 days of April 27, 2020 upon vesting of restricted stock units (“RSUs”), are deemed to be outstanding and beneficially owned by the person holding the stock options or RSUs, as applicable, for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors, director nominees and executive officers is c/o BK Technologies Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of April 27, 2020, we had outstanding 12,478,981 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Fundamental Global Investors, LLC	4,933,460(1)	39.5%
D. Kyle Cerminara, Director	4,955,431(1)(2)(7)(10)(11)	39.7%
Lewis M. Johnson, Director	4,950,431(1)(3)(7)(10)(11)	39.7%
Benchmark Capital Advisors	1,526,473(4)	12.2%
Donald F.U. Goebert	1,264,508(5)	10.1%
Renaissance Technologies LLC	644,700(6)	5.2%

Directors, Director Nominees and Named Executive Officers (not otherwise included above):
Timothy A. Vitou, President	74,500(7)(10)	*
William P. Kelly, Executive Vice President and Chief Financial Officer	80,827(7)(8)(10)	*
Randy Willis, Chief Operating Officer	22,000(7)(10)	*
Branko Avanic, Chief Technology Officer	—(10)	*
John W. Struble, Chairman of the Board	11,971(10)(11)	*
Michael R. Dill, Director	11,971(10)(11)	*
Charles T. Lanktree, Director	19,887(9)(10)(11)	*
E. Gray Payne, Director	26,971(7)(10)(11)	*
All current directors and executive officers as a group (10 persons)	5,220,529(10)	41.4%
______________
*Less than 1%

(1)
The amount shown and the following information is derived from a Schedule 13D/A filed by Fundamental Global Investors, LLC (“Fundamental Global”) and its affiliates on March 17, 2020 and a Form 4 filed by Fundamental Global and its affiliates on April 27, 2020. Fundamental Global is deemed to beneficially own the shares disclosed as directly owned by certain of its affiliates. According to the Form 4, CWA Asset Management Group, LLC (“CWA”), a wealth advisor and multi-family office of which Fundamental Global owns 50%, reports ownership of 1,839,529 shares, or 14.7% of outstanding shares, which are held in its customer accounts and are included in the number of shares listed in the table above (including 845,813 shares held by CWA for accounts owned by Joseph Moglia, an affiliate of Fundamental Global). CWA has the dispositive power over the shares held in its customer accounts while CWA’s customers retain the voting power over their shares. CWA’s business address is 9130 Galleria Court, Third Floor, Naples, Florida 34109. In addition, D. Kyle Cerminara and Lewis M. Johnson, who are members of our board of directors and affiliates of Fundamental Global, hold an additional 38,942 shares of common stock (including exercisable options), which increases the total number of shares beneficially owned by Fundamental Global to 4,972,402, or 39.8% of outstanding shares. Fundamental Global has shared voting power with respect to 3,093,931 of the shares listed in the table above and shared dispositive power with respect to all 4,933,460 shares. Fundamental Global, on behalf of the funds managed by it, has entered into a stock trading plan in accordance with Rule 10b5-1 (the “10b5-1 Plan”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purchase of up to 1.0 million shares of the Company’s common stock. The 10b5-1 Plan became effective on April 2, 2020 and will terminate on April 2, 2021 or such earlier date as set forth in the 10b5-1 Plan. Transactions under the 10b5-1 Plan are reported to the SEC in accordance with applicable securities laws, rules and regulations. Fundamental Global’s business address is 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209.

(2)
Mr. Cerminara is the Chief Executive Officer, Co-Founder and Partner of Fundamental Global and Co-Chief Investment Officer of CWA. Due to his positions with Fundamental Global and CWA, Mr. Cerminara is deemed to beneficially own the 3,093,931 shares disclosed as directly owned by certain affiliates of Fundamental Global and the 1,839,529 shares held in CWA’s customer accounts and disclosed as beneficially owned by CWA. Mr. Cerminara expressly disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The business addresses for Mr. Cerminara are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; and 131 Plantation Ridge Drive, Suite 100, Mooresville, North Carolina 28117.

 (3)
Mr. Johnson is the President, Co-Founder and Partner of Fundamental Global and serves as Co-Chief Investment Officer of CWA. Accordingly, Mr. Johnson is deemed to beneficially own the 3,093,931 shares disclosed as directly owned by certain affiliates of Fundamental Global and the 1,839,529 shares held in CWA’s customer accounts and disclosed as beneficially owned by CWA. Mr. Johnson expressly disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The business addresses for Mr. Johnson are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; and c/o CWA Asset Management Group, LLC, 9130 Galleria Court, Third Floor, Naples, Florida 34109.

(4)
The amount shown and the following information is derived from a Schedule 13G/A filed by Benchmark Capital Advisors (“Benchmark”) on April 27, 2018. According to the Schedule 13G/A, Benchmark beneficially owns 1,526,473 shares, and has sole voting and dispositive power with respect to 933,924 of these shares and shared voting and dispositive power with respect to 592,549 of these shares. Benchmark’s business address is 14 Wall Street, Suite 2087, New York, New York 10005.

(5)
The amount shown is based on Mr. Goebert’s Form 4 filed on December 30, 2016, plus 6,225 shares acquired upon option exercises since the filing of the Form 4, and reflects the repurchase by the Company on December 12, 2018 of 200,000 shares of common stock held by Mr. Goebert. Mr. Goebert’s primary address is 3382 Harbor Road S., Tequesta, Florida 33469.

(6)
The amount shown and the following information is derived from a Schedule 13G filed by Renaissance Technologies LLC (“RTC”) on February 12, 2020. According to the Schedule 13G, RTC beneficially owns 644,700 shares, over which it has sole voting and dispositive power. Renaissance Technologies Holdings Corporation (“RTHC”) may also be deemed to beneficially own, and have sole voting and dispositive power over, such shares, due to its majority ownership of RTC. The principal business address of both RTC and RTHC is 800 Third Avenue, New York, New York 10022.

(7)
Share ownership of the following persons includes options to purchase our common shares presently exercisable or exercisable within 60 days of April 27, 2020, as follows: for Mr. Cerminara – 10,000 shares; for Mr. Johnson – 5,000 shares; for Mr. Vitou – 42,000 shares; for Mr. Kelly – 54,000 shares; for Mr. Willis – 22,000 shares; and for General Payne – 5,000 shares.

(8)
Includes 26,827 shares held jointly by Mr. Kelly with his wife.

(9)
Includes 7,702 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree.

(10)
Includes 4,933,460 shares reported as beneficially owned by Fundamental Global, of which Messrs. Cerminara and Johnson are deemed to have beneficial ownership by virtue of their respective positions with Fundamental Global. Includes 26,827 shares held jointly by Mr. Kelly with his wife. Includes 7,702 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree. Includes options to purchase common shares presently exercisable or exercisable within 60 days of April 27, 2020, as follows: for Mr. Cerminara – 10,000 shares; for Mr. Johnson – 5,000 shares; for Mr. Vitou – 42,000 shares; for Mr. Kelly – 54,000 shares; for Mr. Willis – 22,000 shares; and for General Payne – 5,000 shares.

The following options are not reflected in the table, as they are not presently exercisable or exercisable within 60 days of April 27, 2020: options to purchase 58,000 common shares held by Mr. Vitou; options to purchase 46,000 common shares held by Mr. Kelly; options to purchase 43,000 common shares held by Mr. Willis; and options to purchase 30,000 common shares held by Dr. Avanic.

The table also does not include the following RSUs held by each of Messrs. Struble, Cerminara, Dill, Johnson, Lanktree, and Payne: 4,050 RSUs remaining pursuant to a grant made on September 6, 2018 (not including 1,013 RSUs that vested as of September 6, 2019); and 10,389 RSUs granted on September 6, 2019 (none of which have vested as of April 27, 2020 or will vest within 60 days of such date). The RSUs vest in five equal annual installments, beginning on the first anniversary of the respective grant date, in each case subject to the director’s continued service as a director of the Company through such date. All RSUs were granted under the Company’s 2017 Incentive Compensation Plan (the “2017 Plan”). Each RSU represents a contingent right to receive one share of common stock of the Company.

(11)
The named person is a nominee for director at the annual meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

General

At the annual meeting, six nominees will be elected as directors. Our board of directors currently consists of six members, all of whom are standing for re-election at the annual meeting. At the 2019 annual meeting, our stockholders elected D. Kyle Cerminara, Lewis M. Johnson, Michael R. Dill, Charles T. Lanktree, E. Gray Payne, John W. Struble and Ryan R.K. Turner as directors. On April 24, 2020, Mr. Turner resigned from the board, effective immediately. On the same day, the board reduced the size of the board to six directors. Our board of directors, based on the recommendation of the nominating and governance committee, has nominated each of our six current directors to stand for re-election at the annual meeting. We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. With the addition of five new directors in 2017, four of who continue to serve on the board, the board’s composition has been refreshed to bring the most relevant skill sets and experiences to the board at this time. When analyzing whether directors and nominees have the desired experience, qualifications, attributes and skills, individually and taken as a whole, the nominating and governance committee and the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth below. In particular, the board selected Mr. Struble to serve as a director because he provides extensive experience in the accounting/finance field to the board. Mr. Cerminara brings his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies, and operational experience as the former Chief Executive Officer of a publicly-traded company. He also brings the perspective of one of our most significant stockholders. Mr. Dill brings over 20 years of extensive leadership and operational experience to the board, including experience in developing and implementing strategic plans. Mr. Johnson brings to the board the perspective of one of the Company’s most significant stockholders. He has extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies. Mr. Lanktree brings extensive operational and leadership experience, wireless communications industry experience and public company experience to the board, including experience as a Chief Executive Officer. General Payne brings extensive strategic, operational and leadership experience and valuable insight into the military sector, having over 40 years of military operational and strategic expertise.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of these nominees as directors.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the election of the six nominees named in this proxy statement as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected as a director and each nominee’s age as of April 27, 2020:

Name and Year First Elected	Age	Position
John W. Struble (2017)	43	Chairman of the Board
D. Kyle Cerminara (2015)	42	Director
Michael R. Dill (2017)	55	Director
Lewis M. Johnson (2016)	50	Director
Charles T. Lanktree (2017)	70	Director
E. Gray Payne (2017)	72	Director

The business experience of each nominee for director is set forth below as of April 27, 2020.

John W. Struble was appointed to the board of directors in March 2017 and as Chairman of the Board in April 2020. Mr. Struble has served as consultant to Fundamental Global Management, LLC, an affiliate of Fundamental Global Investors, LLC, which provides services related to the day-to-day management of certain of Fundamental Global Investors, LLC’s portfolio companies and affiliates, since April 2020. From December 2013 to March 2020, Mr. Struble served as Chief Financial Officer of IntraPac International LLC, a specialty packaging manufacturing company owned by private equity investment firm Onex Corporation (TSX: ONEX), where he was responsible for the finance, information technology and human resources functions. From May 2012 to December 2013, he served as Corporate Controller and Treasurer of IntraPac. From May 2010 to May 2012, he served as Corporate Controller (Operations) of Euramax International, Inc., where he was responsible for the accounting and finance functions for the North American operations. Euramax produces aluminum, steel, vinyl and fiberglass products for original equipment manufacturers, distributors, contractors, and home centers in North America and Europe. Prior to that, he was Controller of Rock-Tenn Company from December 2008 to February 2010. Mr. Struble is a Certified Public Accountant. He received an MBA from the University of Georgia and a B.S. in Business Administration from the State University of New York at Buffalo.

D. Kyle Cerminara was appointed to the board of directors in July 2015 and served as Chairman from March 2017 until April 2020. Mr. Cerminara has served as Chairman of the Board for Ballantyne Strong, Inc., a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since May 2015. Mr. Cerminara previously also served as Chief Executive Officer of Ballantyne Strong, Inc. from November 2015 through April 2020. Since April 2012, Mr. Cerminara has also served as the Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, Mr. Cerminara is Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC, which position he has held since December 2012. Mr. Cerminara is a member of the Board of Directors of a number of publicly-held companies focused in the reinsurance, investment management and real estate, technology and communication sectors, including Ballantyne Strong, Inc. (NYSE American: BTN) since February 2015, 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), which intends to operate as a diversified reinsurance, investment management and real estate holding company, since December 2016, and Itasca Capital Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2016. He was appointed Chairman of 1347 Property Insurance Holdings, Inc. in May 2018 and was designated as its principal executive officer in March 2020. He was also appointed Chairman of Itasca Capital Ltd. in June 2018. He also served on the board of directors of Limbach Holdings, Inc. (Nasdaq: LMB), a company which provides building infrastructure services, from March 2019 to March 2020; Iteris, Inc. (Nasdaq: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017; and Magnetek, Inc., a publicly-traded manufacturer, in 2015. He serves as a Trustee and President of StrongVest ETF Trust, which was an open-end management investment company and is in the process of being dissolved, since July 2016. He previously served on the board of directors of blueharbor bank, a community bank, from October 2013 to January 2020. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001.

Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation.

Michael R. Dill was appointed to the board of directors in March 2017. Mr. Dill has served as President, Americas West, and previously as Vice President and General Manager, of GKN Aerospace Engine Systems North America, a designer and manufacturer of aerospace engine components, since April 2017. Mr. Dill previously served as President of the Aerospace, Power Generation and General Industrial divisions at AFGlobal Corporation, a privately-held, integrated technology and manufacturing company, from August 2014 to April 2017. Prior to joining AFGlobal, Mr. Dill held various positions in the Aerospace and Defense division of CIRCOR International (NYSE: CIR), a publicly-traded global manufacturer of highly engineered environment products, including serving as Group Vice President from 2009 to 2014, Vice President of Business Development and Strategy from 2010 to 2011 and Director of Continuous Improvement from 2009 to 2011. From 2007 to 2009, he served as a Business Unit Director and Facility Leader within the aerospace group of Parker-Hannifin Corporation (NYSE: PH), a publicly-traded diversified manufacturer of motion and control technologies and systems. Before joining Parker-Hannifin Corporation, he held various positions with Shaw Aero Devices, Inc., a producer of aerospace components and equipment, from 1996 to 2007, and Milliken and Company, a manufacturing company, from 1988 to 1996. Mr. Dill received a B.S. in Management from the Georgia Institute of Technology.

Lewis M. Johnson was elected to the board of directors in May 2016 and served as Co-Chairman from June 2018 to April 2020. Since April 2012, Mr. Johnson has served as the President, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, since January 2013, Mr. Johnson has served as Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC. Prior to co-founding Fundamental Global Investors, LLC and partnering with Capital Wealth Advisors, Mr. Johnson was a private investor from 2010 to 2012. From 2008 to 2010, Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy. Previously, Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006 to 2007. Prior to joining Pequot Capital, Mr. Johnson was a Vice President and Analyst at T. Rowe Price from 2000 to 2006. Mr. Johnson interned as an Analyst at Capital Research and Management during the summer of 1999 and worked as a Vice President at AYSA from 1992 to 1998. Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a M.A. in Political Science and a B.A. in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa. Mr. Johnson is a member of the Board of Directors of a number of publicly-held companies, including Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since May 2016; 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), which intends to operate as a diversified reinsurance, investment management and real estate holding company, since April 2017; and Itasca Capital Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2018. Mr. Johnson was also appointed Co-Chairman of 1347 Property Insurance Holdings, Inc. in May 2018 and Co-Chairman of Ballantyne Strong, Inc. in April 2019.

Charles T. Lanktree was appointed to the board of directors in March 2017. Mr. Lanktree has served as Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs, since 2012 and also served as its President from 2012 to 2018. Since 1997, Mr. Lanktree has served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchise-driven consumer egg business, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree currently serves on the Board of Directors of Eggland’s Best, Inc. and several of its affiliates and on the Board of Directors of Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. From 2010 to 2013, he served on the Board of Directors of Eurofresh Foods, Inc., a privately-held company, and, from 2004 to 2013, he was on the Board of Directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc. from 1985 to 1987. From 1976 to 1985, he held various executive-level marketing positions with The Grand Union Company and BeechNut Foods Corporation. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s College. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977.

E. Gray Payne was appointed to the board of directors in January 2017. Since December 2011, General Payne has provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. General Payne previously served as Senior Vice President of The Columbia Group (“TCG”), from September 2010 to September 2017, where he was responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013), with combined annual revenue of approximately $30 million. TCG is a federal consulting firm working with the Department of Defense, Department of Homeland Security, NOAA and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on the Board of Directors of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), which intends to operate as a diversified reinsurance, investment management and real estate holding company (since May 2018), and on the following non-profit boards: VetCV (since December 2017) and National Wildlife Refuge Association (since June 2018). He previously served on the Board of Governors of the Marine Corps Association and the Board of Directors of the Marine Corps Association Foundation. He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College.

Information about our Executive Officers

The following table presents information with respect to our executive officers as of April 27, 2020.

Name	Age	Position
Timothy A. Vitou	63	President
William P. Kelly	63	Executive Vice President, Chief Financial Officer and Secretary
Henry R. (Randy) Willis	61	Chief Operating Officer
Branko Avanic, Ph.D.	59	Chief Technology Officer

Timothy A. Vitou has been our President since January 17, 2017. He previously served as the Company’s Senior Vice President of Sales and Marketing since May 2008. Prior to that, he served as Vice President of Sales for Mobility Electronics, Inc., from August 2006 to May 2007, Senior Director of Global Go-To-Market, for Motorola Solutions, Inc., from April 2002 to April 2006, and General Manager, Americas Region, for Motorola Solutions, from April 2000 to April 2002.

William P. Kelly has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

Henry R. (Randy) Willis has been our Chief Operating Officer since March 14, 2018. He previously served as the Company’s Vice President of Operations since August 2017, overseeing all aspects of manufacturing and quality. Prior to joining the Company, he held leadership positions in manufacturing, operations, quality, supply chain, industrial engineering and program management, including founding and serving as President of Target Velocity Consulting, Inc., a “Lean/Six Sigma” firm specializing in operational improvements, from December 2009 to August 2017 and Vice President, Continuous Improvement, for CIRCOR International, Inc. (NYSE: CIR), from August 2007 to December 2009. He also served in leadership positions for Parker-Hannifin Corporation (NYSE: PH) from January 2005 to August 2007 and Honeywell International Inc. (NYSE: HON) from June 1998 to January 2005. Mr. Willis holds certifications as a Lean Master and Six Sigma Black Belt and B.S. and M.S. degrees in Industrial Technology from East Carolina University.

Branko Avanic, Ph.D., has been our Chief Technology Officer since October 30, 2019. Dr. Avanic previously served as Senior Vice President of Engineering of BK Technologies, Inc., our wholly-owned subsidiary, since August 13, 2019. Prior to joining the Company, he served in a number of roles at Motorola Solutions, Inc. (NYSE: MSI), including Director, Head Architect – Devices Engineering for several different projects from 2015 through June 2019 and a variety of other roles from 1999 to 2015. Dr. Avanic also serves as President of Ph.D. Research Group Inc. Dr. Avanic has previously served as an adjunct professor at the University of Miami and Florida Atlantic University. He received a B.S., M.S. and Ph.D. in Electrical Engineering from the University of Miami.

CORPORATE GOVERNANCE

The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The board of directors, which is elected by the stockholders, is our ultimate decision-making body, except with respect to those matters reserved to our stockholders. The board selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the board of directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Board of Directors Independence

The NYSE American corporate governance listing standards provide that the Company, as a smaller reporting company, may have a board of directors consisting of at least fifty percent (50%) independent directors. Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the NYSE American corporate governance listing standards and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The board of directors reviews a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our board members are directors or executive officers. The board of directors reviewed the various factors described above in April 2020, including an evaluation of the holdings of Fundamental Global Investors, LLC, one of our most significant stockholders, and Messrs. Cerminara and Johnson’s positions as its Chief Executive Officer, Co-Founder and Partner, and President, Co-Founder and Partner, respectively, as well as Mr. Struble’s role as consultant to Fundamental Global Management, LLC, and our investment in 1347 Property Insurance Holdings, Inc., through our investment in FGI 1347 Holdings, LP, a consolidated variable interest entity of which we are the sole limited partner. Pursuant to such evaluation, the board of directors determined that Messrs. Dill, Lanktree and Payne were “independent” directors within the independence requirements of the NYSE American corporate governance listing standards and all applicable rules and regulations of the SEC. All board committee members during 2019 were, and all current board committee members are, independent for the purpose of the committees on which they served or serve.

There are no family relationships between any of our directors or executive officers.

Independent members of our board of directors meet in executive session without the presence of non-independent directors and management, and are scheduled to do so at least once per year.

Stockholder Communications

Our board of directors believes that it is important for our stockholders and other interested parties to have a process to send communications to the board. Accordingly, stockholders and other interested parties desiring to send a communication to the board of directors or to a specific director may do so by delivering a letter to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication” (or “interested party-board communication” or “interested party-director communication,” as appropriate). All such letters must identify the author as the stockholder or interested party and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors and such other individuals in accordance with our corporate governance policies.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our board of directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. All of our directors serving at the time of the 2019 annual stockholders’ meeting attended such meeting, including our six current directors.

Codes of Ethics

Our board of directors has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”) containing additional specific policies. The Code of Conduct and the Code of Ethics are posted on our Internet website at www.bktechnologies.com/investor-relations and are available free of charge, upon request to Corporate Secretary, 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.

Any amendment to, or waiver from, a provision of the codes of ethics applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver, unless the rules of the NYSE American then permit website posting of such amendments and waivers, in which case we would post such disclosures on our Internet website.

Hedging and Pledging Policy

Our insider trading policy prohibits our officers, other employees and directors from hedging or pledging our shares.

Meetings and Committees of the Board of Directors

The board of directors held eight meetings during 2019, and each of the directors serving during 2019, including our current directors, attended at least seventy-five percent (75%) of the total number of meetings of the board of directors held during the period for which he was a director and the total number of meetings held by all committees of the board of directors on which he served during the periods that he was a member of that committee.

The board of directors has a standing audit committee, compensation committee and nominating and governance committee. As of December 31, 2019, the members of the committees of the board of directors were as follows:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
D. Kyle Cerminara(1)
Lewis M. Johnson(2)
Michael R. Dill	X	Chair	X
Charles T. Lanktree			X
E. Gray Payne	X		Chair
John W. Struble	Chair	X	X
Ryan R.K. Turner		X	X
_______________
(1)
Chairman of the Board.
(2)
Co-Chairman of the Board.

Effective April 9, 2020, the board reconstituted its committees. Effective April 24, 2020, Mr. Turner resigned from the board of directors, Messrs. Cerminara and Johnson notified the board of directors of their desire to step down as Chairman and Co-Chairman of the Board, respectively, and the board determined to transition to Mr. Struble as Chairman. As of April 27, 2020, the members of the committees of the board of directors were as follows:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
John W. Struble(1)
D. Kyle Cerminara
Michael R. Dill	X	Chair	X
Lewis M. Johnson
Charles T. Lanktree	X	X	X
E. Gray Payne	Chair	X	Chair
_______________
(1)
Chairman of the Board.

Audit Committee.  The audit committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. The audit committee charter requires that the audit committee consist of two or more members of the board of directors, each of whom are independent, as defined by the corporate governance listing standards of the NYSE American.

The board of directors has determined that each member of the audit committee is, and was during 2019, independent, as defined by Rule 10A-3 of the Exchange Act, and the corporate governance listing standards of the NYSE American. The board of directors also has determined that General Payne is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

The audit committee has oversight responsibility for the quality and integrity of our consolidated financial statements and is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The committee meets privately with members of our independent registered public accounting firm, which has unrestricted access and reports directly to the committee, and annually reviews their performance and independence from management in deciding whether to continue to retain the accounting firm or engage a different accounting firm. The audit committee also evaluates the lead partner designated by the independent auditor. As required by the SEC’s rules, the committee is directly involved in the review and selection of the audit partners serving on the auditor’s engagement team during mandated five-year partner rotations. The audit committee also oversees audit fee negotiations associated with our retention of the independent auditor and has the sole authority to approve such fees. The audit committee met five times during 2019. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; (iii) the independent audit process; and (iv) compliance with our Code of Conduct and Code of Ethics, as well as conflicts of interest and related party transactions. Additionally, the audit committee has responsibilities and authority necessary to comply with Rules 10A-3(b)(2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors, and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, MSL. The policy requires that all services to be provided by MSL, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit services provided by MSL to us during 2019. MSL did not provide any audit-related or non-audit services to us during 2019.

Compensation Committee. All members of the compensation committee are, and were during fiscal 2019, independent under the corporate governance listing standards of the NYSE American and applicable SEC rules and regulations. The compensation committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. The functions performed by the compensation committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The compensation committee makes all final compensation decisions for our executive officers, including equity grants. The compensation committee reviews the performance of our executive officers, including the principal executive officer. Our principal executive officer annually reviews the performance of each of our executive officers and other officers, and makes recommendations regarding our executive officers and other officers and managers to the compensation committee for its consideration and approval. The compensation committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. In performing its functions, the compensation committee may retain and terminate outside counsel, compensation and benefits consultants or other experts. During 2019, the compensation committee met 10 times.

Nominating and Governance Committee. All members of the nominating and governance committee are, and were during fiscal 2019, independent under the corporate governance listing standards of the NYSE American. The nominating and governance committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. During 2019, the nominating and governance committee met one time.

The functions of the nominating and governance committee include determining and recommending to the board of directors the slate of director nominees for election to the board of directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the nominating and governance committee reviews, evaluates and recommends changes to our corporate governance policies and monitors our compliance with these corporate policies.

Board Leadership and Board’s Role in Risk Oversight

During 2019, we had a separate Chairman and Co-Chairman of the Board and Principal Executive Officer. Our board of directors believed this board leadership structure was best for the Company and our stockholders at the time. Our Chairman of the Board was D. Kyle Cerminara and the Co-Chairman of the Board was Lewis M. Johnson, and our Principal Executive Officer was our President, Timothy A. Vitou. The board believed it was in the Company’s best interest to have a separate Chairman and Co-Chairman of the Board and Principal Executive Officer so that the Principal Executive Officer could devote his time and energy on the day-to-day management of the business, while our Chairman and Co-Chairman during 2019, Messrs. Cerminara and Johnson, respectively, could each focus on providing advice and oversight of management. Because our Chairman and Co-Chairman were appointed annually by our non-management directors, such directors were able to evaluate the leadership and performance of our Chairman and Co-Chairman each year. On April 24, 2020, Messrs. Cerminara and Johnson stepped down as Chairman and Co-Chairman of the Board, respectively, and the board transitioned to Mr. Struble as Chairman of the Board. The Co-Chairman position was eliminated. The board believes that it remains in the Company’s best interests to have a separate Chairman of the Board and Principal Executive Officer at this time for the reasons described above, and the Chairman will continue to be appointed annually by our non-management directors. The board does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the board’s leadership structure from time to time.

The board of directors has not named a lead independent director, as it receives strong leadership from all of its members. Our board committees consist of only independent members, and our independent directors meet at least annually in executive session without the presence of non-independent directors and management. In addition, our directors take active and substantial roles in the activities of our board of directors at the full board meetings. Our board believes that this open structure, as compared to a system in which there is a designated lead independent director, facilitates a greater sense of responsibility among our directors and facilitates active and effective oversight by the independent directors of the Company’s operations and strategic initiatives, including any risks.

Our board of directors, through its three standing committees, has an advisory role in the Company’s risk management process. In particular, the board is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, environmental, information technology, security and reputational risks. In addition, management and the board of directors have recently focused on risks relating to, and impact on the Company from, the COVID-19 pandemic, and will continue to do so while the situation remains in flux. Our management team maintains primary responsibility for the Company’s risk management, and the board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks. The audit committee considers and discusses financial risk exposures and the steps management has taken to monitor and control these exposures, and also provides oversight of the performance of the internal audit function. The nominating and governance committee monitors the effectiveness of our corporate governance policies and the selection of prospective board members and their qualifications. The compensation committee, in conjunction with the audit committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. Each committee must report findings regarding material risk exposures to the board as quickly as possible. The board believes that its role in risk oversight does not affect the board’s leadership structure.

Like all businesses, we also face threats to the Company’s cybersecurity, as the Company is reliant upon information systems and the Internet to conduct its business activities. In light of the pervasive and increasing threat from cyberattacks, the board and the audit committee, with input from management, assess the Company’s cybersecurity threats and the measures implemented by the Company to mitigate and prevent cyberattacks. The audit committee consults with management regarding ongoing cybersecurity initiatives, and requests management to report to the audit committee or the full board regularly on their assessment of the Company’s cybersecurity program and risks.

Director Nomination Process

In accordance with the nominating and governance committee’s written charter, the nominating and governance committee has established policies and procedures for the nomination of director candidates to the board of directors. The committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” and include threshold criteria, such as integrity, absence of conflicts of interest that would materially impair a director’s ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director to the Company and our stockholders, ability to represent fairly and equally all stockholders, demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors, sound judgment, as a result of management or policy-making experience, that demonstrates an ability to function effectively in an oversight role, general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company, and adequate time to serve. As noted in the policy, the committee, as one of its considerations, considers the extent to which the membership of the candidate on the board will promote diversity among the directors, and seeks to promote through the nominations process an appropriate diversity on the board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship. The committee also considers the overall composition of the board and its committees, compliance with the NYSE American listing standards, and the contributions that a candidate can be expected to make to the collective functioning of the board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the board at the time, and other relevant circumstances.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.

The nominating and governance committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the board, who the committee believes continue to make important contributions to the board and who consent to continue their service on the board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” policy. When evaluating the qualifications and performance of the incumbent directors that desire to continue their service on our board, the committee will (i) consider whether the director continues to satisfy the minimum qualifications for director candidates adopted by the committee, (ii) review the assessments of the performance of the director during the preceding term made by the committee, and (iii) determine whether there exist any special, countervailing considerations against re-nomination of the director. When there is no qualified and available incumbent, the committee will also solicit recommendations for nominees from persons that the committee believes are likely to be familiar with qualified candidates. These persons may include members of our board of directors and management of the Company. The committee may also determine to engage a professional search firm to assist in identifying candidates. As to each recommended candidate that the committee believes merits consideration, the committee will consider, among other things, whether the candidate possesses any of the specific qualities or skills that under the committee’s policies must be possessed by one or more members of the board, the contribution that the candidate can be expected to make to the overall functioning of the board and the extent to which the membership of the candidate on the board will promote diversity among the directors.

The nominating and governance committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders.” The committee will only consider director candidates submitted by stockholders who satisfy the minimum qualifications prescribed by the committee for director candidates, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

In accordance with this policy, the nominating and governance committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate an incumbent director. In addition, the committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee generally must ensure that it is received by the Company no later than 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the current year. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee for the 2021 annual meeting of stockholders is required to do so prior to December 29, 2020.

Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” policy and as set forth in the advance notice provisions in our bylaws. Such information must include, among other things, (i) the number of our common shares beneficially owned by the recommending stockholder and the length of time such shares have been held, (ii) the name, age and experience of the director candidate, (iii) whether the director candidate owns any of our securities, (iv) whether the director candidate has a direct or indirect material interest in any transaction in which we are a participant, (v) a description of all relationships between the director candidate and the recommending stockholder, and (vi) a statement setting forth the director candidate’s qualifications. Submissions should be addressed to the nominating and governance committee care of our Corporate Secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

Copies of the policies of the nominating and corporate governance committee are available on our website at www.bktechnologies.com/investor-relations.

The nominating and governance committee evaluated Messrs. John W. Struble, D. Kyle Cerminara, Michael R. Dill, Lewis M. Johnson, Charles T. Lanktree, and E. Gray Payne, all of who are incumbent directors, and recommended their nomination to the board of directors. The board, in turn, nominated these six persons for election as directors at the annual meeting.

DIRECTOR COMPENSATION FOR 2019

Director Compensation Program

On September 6, 2018, the board, upon the recommendation of the compensation committee, adopted a new director compensation program for all non-employee directors, effective as of September 1, 2018. The program was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company.

Under the program, each non-employee director receives an annual retainer fee of $50,000, payable in quarterly cash installments. Each non-employee director also receives an annual grant of RSUs with a value of $40,000 pursuant to the 2017 Plan. Each RSU represents a contingent right to receive one share of our common stock. The RSUs vest in five equal annual installments, beginning with the first anniversary of the grant date, subject to the recipient’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the board of directors for election by stockholders, other than for good reason, as determined by the board in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company.

In addition, the director compensation program provides for an additional annual cash retainer of $3,000, payable in quarterly cash installments, for each board committee served on, or an additional annual cash retainer of $10,000, payable in quarterly cash installments, per committee for service as committee chairman. Through April 2020, the Chairman and Co-Chairman of the Board also each received an additional annual cash retainer of $75,000, payable in quarterly cash installments. On April 24, 2020, Messrs. Cerminara and Johnson stepped down as Chairman and Co-Chairman of the Board, respectively, and the board transitioned to Mr. Struble as Chairman of the Board. Following the transition to Mr. Struble as Chairman, Messrs. Cerminara and Johnson will receive the standard non-employee director compensation. On April 27, 2020, the compensation committee approved an additional cash retainer of $75,000 for the Chairman of the Board, payable in quarterly cash installments. All non-employee directors are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they serve. If a non-employee director does not serve on the board or a board committee, or as Chairman or, previously, Co-Chairman of the Board, or as a board committee chairman, for the full year, the board and any applicable board committee, Board Chairman and, previously, Board Co-Chairman, as applicable, and any board committee chairman retainers are prorated for the portion of the year served. If a non-employee director joins the board after the grant of RSUs for that year, the non-employee director’s grant of RSUs will be prorated for the portion of the year to be served.

Our 2017 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

The following table shows the compensation paid to our non-employee directors for fiscal 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
D. Kyle Cerminara(2)(4)	126,500	40,000	166,500
Lewis M. Johnson(2)(4)	127,500	40,000	167,500
Michael R. Dill(2)	65,750	40,000	105,750
Charles T. Lanktree(2)(3)	53,000	40,000	93,000
E. Gray Payne(2)(3)	66,000	40,000	106,000
John W. Struble(2)(4)	66,750	40,000	106,750
Ryan R.K. Turner(2)(5)	55,250	40,000	95,250
_________________

(1)
Stock awards represent the aggregate grant date fair value of 10,389 RSUs granted on September 6, 2019 to each of the non-employee directors. The RSUs were granted pursuant to the 2017 Plan and represent a portion of the compensation payable to our non-employee directors, as described above. Each RSU represents a contingent right to receive one share of our common stock. The RSUs vest in full in five equal annual installments, beginning on the first anniversary of the grant date, subject to the director’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the board for election by stockholders, other than for good reason, as determined by the board in its discretion, then the RSUs shall vest in full as of the director’s last date of service as a director of the Company. In addition, the 2017 Plan and the RSU award agreements grant the compensation committee the discretion to accelerate vesting of the RSUs upon the occurrence of a “change in control” (as defined under the 2017 Plan) or in connection with the termination of the director’s service for any reason prior to the vesting date.

The amounts shown represent the aggregate grant date fair value computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718 “Compensation-Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 1 (Summary of Significant Accounting Policies) and Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2019.

(2)
The aggregate number of option and stock awards outstanding (including exercised and unexercised stock options and unvested RSUs) as of December 31, 2019 for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
D. Kyle Cerminara	10,000 (all exercisable)	14,439 RSUs
Lewis M. Johnson	5,000 (all exercisable)	14,439 RSUs
Michael R. Dill	—	14,439 RSUs
Charles T. Lanktree	—	14,439 RSUs
E. Gray Payne	5,000 (all exercisable)	14,439 RSUs
John W. Struble	—	14,439 RSUs
Ryan R.K. Turner	—	14,439 RSUs

The 14,439 RSUs outstanding for each director listed above as of December 31, 2019 include 4,050 RSUs remaining pursuant to a grant made on September 6, 2018 (not including 1,013 RSUs that vested prior to December 31, 2019) and 10,389 RSUs granted on September 6, 2019. Such RSUs vest in full in five equal annual installments, beginning on the first anniversary of the respective grant date, in each case subject to the director’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the board of directors for election by stockholders, other than for good reason, as determined by the board in its discretion, then the RSUs will vest in full as of the director’s last date of service as a director of the Company. See footnote 1 above for more information.

(3)
Amount includes fees ($13,250 for Mr. Lanktree and $16,500 for General Payne) earned for board and committee service in the fourth quarter of fiscal 2019 that were paid in January 2020.

(4)
On April 24, 2020, Messrs. Cerminara and Johnson stepped down as Chairman and Co-Chairman of the Board, respectively, and the board transitioned to Mr. Struble as Chairman of the Board. Following the transition, Messrs. Cerminara and Johnson will receive the standard non-employee director compensation, and Mr. Struble will receive an additional cash retainer of $75,000 for his services as Chairman.

(5)
Mr. Turner resigned from the board of directors on April 24, 2020. On the same day, the compensation committee approved the accelerated vesting of all of his outstanding RSUs.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The audit committee also has reviewed and discussed with our independent registered public accounting firm, MSL, P.A., which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the audit committee has received the written disclosures and the letter from MSL, P.A. required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with MSL, P.A. its independence.

Based on the considerations and discussions referred to above, the audit committee recommended to our board of directors (and the board approved) that the audited consolidated financial statements for 2019 be included in our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission.

This report is provided by the following independent directors, who comprise the audit committee:

John W. Struble (chairperson)*
Michael R. Dill
E. Gray Payne

* Mr. Struble served on the audit committee until April 9, 2020 and participated in the review, discussion and recommendation to the board to include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019. Charles T. Lanktree was appointed as a member of the audit committee effective April 9, 2020. Mr. Lanktree did not sign this report because he was not a member of the audit committee at the time of the audit committee’s review, discussion and recommendation to the board regarding the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019.

EXECUTIVE COMPENSATION

On March 28, 2019, the Reorganization was completed. As a result of the Reorganization, BK Technologies, Inc. became our wholly-owned subsidiary, and BK Technologies Corporation became the publicly held company. BK Technologies, Inc. continues to conduct the same operations as it did prior to the completion of the Reorganization. In connection with the Reorganization, the Named Executive Officers serving in such role at the time of the Reorganization retained their officer positions with BK Technologies, Inc., while also being appointed officers of us.

The disclosures regarding executive compensation in this proxy statement describe our executive compensation program for 2019; accordingly, they do not address the potential impact of the COVID-19 pandemic on our executive compensation for 2020. The compensation committee will consider such impacts when reviewing our 2020 executive compensation program and may align 2020 executive compensation with the current economic environment. Those 2020 executive compensation program decisions will be described in our proxy statement for next year’s annual meeting of stockholders.

SUMMARY COMPENSATION TABLE FOR 2018-2019

The following table provides certain summary information concerning the compensation of our Named Executive Officers for the last two completed fiscal years ended December 31, 2019:

Name and Principal Position	Year	Salary ($)	Bonus ($)(4)	Stock Awards ($)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Timothy A. Vitou	2019	270,096	—	—	51,480	—	15,870(6)	337,446
President	2018	250,000	125,000	—	49,110	—	24,816(6)	448,926

William P. Kelly	2019	212,058	—	—	34,320	—	15,480(7)	261,858
Executive Vice President,	2018	200,000	100,000	—	32,740	—	34,266(7)	367,006
Chief Financial Officer and Secretary

Randy Willis(1)	2019	212,058	—	—	34,320	—	41,415(8)	287,793
Chief Operating Officer	2018	200,000	100,000	—	32,740	—	5,501(8)	338,241

Branko Avanic(2)(3)	2019	82,808	—	—	38,070	—	853(9)	121,731
Chief Technology Officer
_____________

(1)
Mr. Willis was appointed as Chief Operating Officer of the Company on March 14, 2018, having previously served as Vice President of Operations since August 2017. Mr. Willis’s compensation for 2018 includes compensation received from January 1, 2018 through March 14, 2018 in his role as Vice President of Operations.

(2)
Effective October 30, 2019, Dr. Avanic, then Senior Vice President of Engineering of BK Technologies, Inc., was appointed as Chief Technology Officer of the Company, effective immediately.

(3)
Dr. Avanic was not a Named Executive Officer for the year ended December 31, 2018 (“fiscal 2018”). Dr. Avanic’s compensation for 2019 includes $48,462 in compensation received from August 13, 2019 through October 30, 2019 in his role as Senior Vice President of Engineering of BK Technologies, Inc.

(4)
On January 23, 2019, the compensation committee approved payment of cash bonuses of $125,000 to Mr. Vitou, $100,000 to Mr. Kelly and $100,000 to Mr. Willis.

(5)
The amounts in this column represent the aggregate grant date fair value of stock options granted to the Named Executive Officer computed in accordance with FASB ASC Topic 718. The value ultimately realized by the Named Executive Officer upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 1 (Summary of Significant Accounting Policies) and Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2019.

On March 5, 2019, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Willis to purchase 30,000, 20,000 and 20,000 shares, respectively, of the Company’s common stock, at an exercise price of $4.07 per share. On October 30, 2019, in connection with Dr. Avanic’s appointment as Chief Technology Officer, the compensation committee granted non-qualified stock options to Dr. Avanic to purchase 30,000 shares of the Company’s common stock, at an exercise price of $3.61 per share. On March 14, 2018, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Willis to purchase 30,000, 20,000 and 20,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.75 per share. Additional information about the stock option awards can be found below under “—Stock Option Awards.”

(6)
The amounts in this column for Mr. Vitou represent the Company’s matching contributions for fiscal 2019 and fiscal 2018 of $6,752 and $6,308, respectively, to Mr. Vitou’s account under the Company’s 401(k) plan; the Company’s payments for fiscal 2019 and fiscal 2018 of $9,118 and $8,893, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Vitou; and the Company’s payment for fiscal 2018 of $9,615 for accrued unused vacation time.

(7)
The amounts in this column for Mr. Kelly represent the Company’s matching contributions for fiscal 2019 and fiscal 2018 of $6,362 and $6,142, respectively, to Mr. Kelly’s account under the Company’s 401(k) plan; the Company’s payments for fiscal 2019 and fiscal 2018 of $9,118 and $8,894, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Kelly; and the Company’s payment for fiscal 2018 of $19,230 for accrued unused vacation time.

(8)
The amounts in this column for Mr. Willis represent the Company’s matching contribution for fiscal 2019 of $5,900 to Mr. Willis’s account under the Company’s 401(k) plan and the Company’s payments for fiscal 2019 and fiscal 2018 of $5,515 and $5,501 for long-term disability, life and health insurance premiums for the benefit of Mr. Willis. The amounts in this column also include the Company’s payment to Mr. Willis during fiscal 2019 of a one-time cash payment of $30,000 to offset potential losses incurred by Mr. Willis in connection with the sale of his house located in Charlotte, North Carolina. Mr. Willis relocated from Charlotte, North Carolina, to Brevard County, Florida, in order to be closer to the Company’s principal executive offices. The payment was made pursuant to a retention agreement entered into between the Company and Mr. Willis. See “—Named Executive Officer Appointments and Agreements—Retention Agreement” below for more information about this agreement.

(9)
The amount in this column for Dr. Avanic represents the Company’s matching contributions for fiscal 2019 of $271 to Dr. Avanic’s account under the Company’s 401(k) plan and the Company’s payments for fiscal 2019 of $582 for long-term disability, life and health insurance premiums for the benefit of Dr. Avanic.

Except as disclosed above, Mr. Vitou, Mr. Kelly, Mr. Willis and Dr. Avanic did not receive any other compensation during fiscal 2019 or fiscal 2018, except for perquisites and other personal benefits, of which the total aggregate value for each of them did not exceed $10,000.

Named Executive Officer Appointments and Agreements

Appointment of Chief Operating Officer

On March 14, 2018, the board of directors appointed Mr. Willis as Chief Operating Officer of the Company, effective immediately. Mr. Willis previously served as Vice President of Operations of the Company since August 2017. As Chief Operating Officer, Mr. Willis initially received an annual base salary of $200,000. The compensation committee also approved for Mr. Willis a $25,000 cash bonus for 2017 and granted to Mr. Willis non-qualified stock options to purchase 20,000 shares of the Company’s common stock at an exercise price of $3.75 per share under the 2017 Plan. The options have a ten-year term and will become exercisable in five equal annual installments, beginning on the first anniversary of the grant date. In addition, on December 31, 2018, we entered into a retention agreement with Mr. Willis in connection with his relocation from Charlotte, North Carolina, to Brevard County, Florida, in order to be near the Company’s principal executive offices, as described below under “Retention Agreement.”

For his service as Vice President of Operations from August 2017 to March 2018, Mr. Willis received payments equal to $80,770 in 2017 and an additional $46,154 in 2018, and a grant of non-qualified stock options to purchase 25,000 shares of the Company’s common stock, at an exercise price of $4.20 per share, on August 30, 2017. The options have a ten-year term and become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date.

Prior to Mr. Willis joining the Company in August 2017, the Company engaged Target Velocity Consulting, Inc., of which Mr. Willis served as President, to provide operational consulting services to the Company in 2017 for total fees of $59,616.

Appointment of Chief Technology Officer

On October 30, 2019, the board of directors appointed Dr. Avanic as Chief Technology Officer of the Company, effective immediately. In connection with such appointment, BK Technologies, Inc. entered into an employment agreement with Dr. Avanic, executed November 5, 2019 (the “Avanic Employment Agreement”), which is described below under “Employment Agreements.”

Dr. Avanic previously served as Senior Vice President of Engineering of BK Technologies, Inc., since August 2019, pursuant to an offer letter, dated July 15, 2019 (the “Avanic Offer Letter”). The Avanic Offer Letter provided for an annual base salary of $225,000 and the opportunity to earn a bonus of up to 30% of his annual base salary, as well as eligibility to participate in the Company’s benefit plans. For his service in such role, Dr. Avanic received payments equal to $48,462. The Avanic Offer Letter also provided Dr. Avanic the opportunity to receive a stock-based grant of 20,000 shares. On October 30, 2019, as contemplated under the Avanic Offer Letter and in connection with his appointment as Chief Technology Officer, the compensation committee granted to Dr. Avanic non-qualified stock options to purchase 30,000 shares of the Company’s common stock at an exercise price of $3.61 per share under the 2017 Plan. The options have a ten-year term and will become exercisable in five equal annual installments, beginning on the first anniversary of the grant date.

Employment Agreements

On March 20, 2019, the Company entered into employment agreements with each of the following (collectively, the “March 2019 Employment Agreements” and, collectively with the Avanic Employment Agreement, the “Employment Agreements”): (i) Timothy A. Vitou, President; (ii) William P. Kelly, Executive Vice President, Chief Financial Officer and Secretary; and (iii) Randy Willis, Chief Operating Officer. Following the Reorganization, the March 2019 Employment Agreements are with BK Technologies, Inc., our wholly-owned subsidiary. The March 2019 Employment Agreements provide for an annual base salary of $275,000 for Mr. Vitou and $215,000 for each of Messrs. Kelly and Willis. The Avanic Employment Agreement provides for an annual base salary of $235,000 for Dr. Avanic.

Each Named Executive Officer is eligible for performance-based compensation in the form of an annual bonus, payable in cash or through equity in the Company, as determined by the compensation committee, and subject to the achievement of performance metrics and other criteria as determined by the compensation committee.

The Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months (twelve months for Mr. Vitou) of his base salary in effect at the time of termination or the original base salary set forth in his respective Employment Agreement, whichever is greater.

Any severance payable to a Named Executive Officer under his Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. None of the Named Executive Officers will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Employment Agreement.

The Named Executive Officers are also eligible to participate in the Company’s benefit plans. The Employment Agreements contain customary non-competition and non-solicitation covenants.

Retention Agreement

On December 31, 2018, we entered into a retention agreement with Mr. Willis in connection with his relocation from Charlotte, North Carolina, to Brevard County, Florida, in order to be near the Company’s principal executive offices. The agreement provided for a one-time cash payment of $30,000 from us to Mr. Willis to offset potential losses incurred by Mr. Willis in connection with the sale of his house located in Charlotte, North Carolina, which we paid to Mr. Willis in January 2019. We had previously paid $10,972 to Mr. Willis as assistance with his moving expenses in 2017.

Pursuant to the retention agreement, if Mr. Willis’s employment with us is terminated either by Mr. Willis voluntarily (other than for “good reason”) or by us for “cause” during: (i) December 31, 2018 through August 1, 2019 (the second anniversary of August 1, 2017, his employment date), the entire relocation allowance ($30,000) provided under the agreement will be immediately repayable to us; (ii) August 2, 2019 through August 1, 2020, two-thirds of the relocation allowance ($20,000) will be immediately repayable to us; and (iii) August 2, 2020 through August 1, 2021, one-third of the relocation allowance ($10,000) will be immediately repayable to us. Any such amounts that are repayable to us may also be deducted from any amounts otherwise payable to Mr. Willis by us upon his termination. For purposes of the retention agreement, “cause” and “good reason” have the meanings set forth in the 2017 Plan.

Compensation Consultant

In 2018, the compensation committee engaged Pay Governance LLC as an independent compensation consultant to assist the committee with the review and design of our executive compensation program, including providing the committee with pay data regarding the direct compensation program for our President, Chief Operating Officer, Chief Financial Officer and Chief Technology Officer. In connection with the committee’s engagement of the consultant, the committee solicited information from Pay Governance LLC regarding any actual or perceived conflicts of interest and to evaluate the firm’s independence. Based on the information received from the consultant, the compensation committee believes that the work Pay Governance LLC performed in 2018 did not raise a conflict of interest and that it was independent.

Base Salaries

On March 5, 2019, the compensation committee approved base salaries for 2019 of $275,000, $215,000 and $215,000 to Messrs. Vitou, Kelly and Willis, respectively. On October 30, 2019, the board of directors approved a base salary for 2019 of $235,000 to Dr. Avanic.

On March 14, 2018, the compensation committee approved base salaries for 2018 of $250,000, $200,000 and $200,000 to Messrs. Vitou, Kelly and Willis, respectively. Mr. Willis was appointed as Chief Operating Officer of the Company effective March 14, 2018.

Bonus Payments

2018 Discretionary Cash Bonuses

On January 23, 2019, based on management’s recommendations and the Named Executive Officers’ 2018 performance, the compensation committee approved the payment of cash bonuses of $125,000 to Mr. Vitou and $100,000 to each of Messrs. Kelly and Willis.

Stock Option Awards

2019 Awards

On March 5, 2019, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Willis to purchase 30,000, 20,000 and 20,000 shares, respectively, of the Company’s common stock, at an exercise price of $4.07 per share. On October 30, 2019, the compensation committee granted non-qualified stock options to Dr. Avanic to purchase 30,000 shares of the Company’s common stock, at an exercise price of $3.61 per share. The stock options have ten-year terms and become exercisable in five equal annual installments, beginning on the first anniversary of the respective grant date.

2018 Awards

On March 14, 2018, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Willis to purchase 30,000, 20,000 and 20,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.75 per share. The stock options have ten-year terms and become exercisable in five equal annual installments, beginning on the first anniversary of the grant date.

2017 Incentive Compensation Plan

The Company’s stockholders approved the 2017 Plan at the Company’s 2017 annual meeting of stockholders held on June 15, 2017. The 2017 Plan replaced the 2007 Incentive Compensation Plan (the “2007 Plan” and, together with the 2017 Plan, the “Equity Plans”), which had been approved by the stockholders in 2007. No new awards will be granted under the 2007 Plan.

 In connection with the Reorganization, we assumed the Equity Plans and all of the outstanding equity awards under such Equity Plans pursuant to the Omnibus Amendment to Incentive Compensation Plans, dated as of March 28, 2019 (the “Omnibus Amendment”). Each outstanding equity award assumed by us is issuable upon the same terms and conditions as were in effect immediately prior to the completion of the Reorganization, except that all such equity awards now entitle the holder thereof to acquire our common stock.

The objective of the 2017 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2017 Plan is administered by the compensation committee and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the committee are eligible to participate in the 2017 Plan and to receive awards, including stock options (which may be incentive stock options or non-qualified stock options), stock appreciation rights, restricted shares, RSUs, or other share-based awards and cash-based awards.

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END

The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2019 for the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(9)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Timothy A. Vitou	15,000(1)	—	4.07	3/04/20
	5,000(2)	—	2.23	3/12/23
	10,000(3)	15,000	5.10	3/17/27
	4,000(4)	6,000	4.20	8/30/27
	6,000(5)	24,000	3.75	3/14/28
	—(7)	30,000	4.07	3/05/29

William P. Kelly	25,000(1)	—	4.07	3/04/20
	15,000(2)	—	2.23	3/12/23
	6,000(6)	4,000	3.83	2/24/26
	10,000(3)	15,000	5.10	3/17/27
	4,000(4)	6,000	4.20	8/30/27
	4,000(5)	16,000	3.75	3/14/28
	—(7)	20,000	4.07	3/05/29

Randy Willis	10,000(4)	15,000	4.20	8/30/27
	4,000(5)	16,000	3.75	3/14/28
	—(7)	20,000	4.07	3/05/29

Branko Avanic	—(8)	30,000	3.61	10/30/29
___________

(1)
The options were granted on March 4, 2010 and were fully vested and exercisable as of December 31, 2019. The options expired on March 4, 2020 without being exercised.

(2)
The options were granted on March 12, 2013 and are fully vested and exercisable.

(3)
The options were granted on March 17, 2017 and vest in five equal annual installments, beginning on March 17, 2018.

(4)
The options were granted on August 30, 2017 and vest in five equal annual installments, beginning on August 30, 2018.

(5)
The options were granted on March 14, 2018 and vest in five equal annual installments, beginning on March 14, 2019.

(6)
The options were granted on February 24, 2016 and vest in five equal annual installments, beginning on February 24, 2017.

(7)
The options were granted on March 5, 2019 and vest in five equal annual installments, beginning on March 5, 2020.

(8)
The options were granted on October 30, 2019 and vest in five equal annual installments, beginning on October 30, 2020.

(9)
None of the Named Executive Officers exercised any options during fiscal 2019.

RETIREMENT BENEFITS FOR 2019

We do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2019 was the qualified 401(k) retirement plan, which is available to all employees.

POTENTIAL PAYMENTS UPON TERMINATION OR IN CONNECTION WITH A CHANGE OF CONTROL

Employment Agreements

On March 20, 2019, the Company entered into the March 2019 Employment Agreements, which, following the Reorganization, are with BK Technologies, Inc., our wholly-owned subsidiary. In addition, BK Technologies, Inc. entered into the Avanic Employment Agreement, executed November 5, 2019. The Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months (twelve months for Mr. Vitou) of his base salary in effect at the time of termination or the original base salary set forth in his respective Employment Agreement, whichever is greater.

Any severance payable to a Named Executive Officer under his Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. None of the Named Executive Officers will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Employment Agreement.

Equity Plans and Award Agreements

The Company’s Equity Plans and award agreements entered into with its Named Executive Officers include change in control provisions.

2017 Incentive Compensation Plan – Change in Control Provisions

Our 2017 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason.” Any stock options or stock appreciation rights (“SARs”) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the compensation committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The compensation committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the Company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2017 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the compensation committee. Unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “cause,” as a reason for termination of a participant’s employment, generally includes (a) the participant’s failure to perform, in a reasonable manner, his or her assigned duties; (b) the participant’s violation or breach of his or her employment agreement, consulting agreement or other similar agreement; (c) the participant’s violation or breach of any non-competition, non-solicitation, non-disclosure and/or other similar agreement; (d) any act of dishonesty or bad faith by the participant with respect to the Company or a subsidiary; (e) the participant’s breach of fiduciary duties owed to the Company; (f) the use of alcohol, drugs or other similar substances in a manner that adversely affects the participant’s work performance; or (g) the participant’s commission of any act, misdemeanor, or crime reflecting unfavorably upon the participant or the Company or any subsidiary.

For purposes of the 2017 Plan, unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are inconsistent in any material respect with his or her duties or responsibilities as previously assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution of the participant’s duties or responsibilities, other than any action that is remedied by the Company or a subsidiary promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its obligations to the participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or subsidiary promptly after receipt of notice from the participant.

Except as described above with respect to a change in control, unexercisable stock options generally become forfeited upon termination of employment. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. With respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, the compensation committee, in its sole discretion, may provide for the full or partial acceleration of vesting of the restricted shares or RSUs, as applicable, in connection with the termination of the grantee’s employment for any reason prior to a vesting date, including, but not limited to, termination of employment as a result of the grantee’s death or disability. Unless action is otherwise taken by the compensation committee, any restricted shares or RSUs that have not yet vested will be forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date.

The Company’s Named Executive Officers, other employees and directors are prohibited from hedging or pledging the Company’s securities. Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment, as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

2007 Incentive Compensation Plan – Change in Control Provisions

Our 2007 Plan, under which some equity awards remain outstanding, also contains provisions providing for the vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2007 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period.

To the extent outstanding awards granted under the 2007 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis in connection with the change in control. With respect to any outstanding performance-based awards subject to achievement of performance goals and conditions, the compensation committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the change in control. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2007 Plan will be assumed by the resulting entity in connection with a change in control, and the committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2007 Plan, subject to exceptions set forth in the 2007 Plan, a “change in control” generally includes: (a) the acquisition of more than 50% of the Company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2007 Plan.

TRANSACTIONS WITH RELATED PERSONS

Any transaction with a related person is subject to our written policy for transactions with related persons, which is available on our website at www.bktechnologies.com/investor-relations. The audit committee is responsible for applying this policy. As set forth in the policy, the audit committee reviews the material facts of the transaction and considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy also prohibits our directors from participating in any discussion or approval of any interested transaction for which he is a related person, except that the director is required to provide all material information concerning the transaction to the committee.

If a transaction with a related party will be ongoing, the audit committee will establish guidelines for our management to follow in our ongoing relationships with the related person, will review and assess ongoing relationships with the related person to determine if such relationships are in compliance with the audit committee’s guidelines, and, based on all the relevant facts and circumstances, will determine if it is in the best interests of us and our stockholders to continue, modify or terminate any such interested transaction.

The policy provides exceptions for certain transactions, including (i) those involving compensation paid to a director or executive officer required to be reported in the Company’s proxy statement, (ii) transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000 or two percent (2%) of that company’s total annual revenues, (iii) certain charitable contributions, (iv) transactions where all of our stockholders receive proportional benefits, (v) transactions involving competitive bids, (vi) certain regulated transactions, and (vii) certain banking-related services.

Except as set forth below, during 2019 and 2018, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2020 that are reportable under Item 404 of Regulation S-K.

Repurchase of Common Shares

On December 12, 2018, we entered into a purchase agreement with Donald F.U. Goebert, a greater-than-five percent stockholder of us, pursuant to which we repurchased 200,000 shares of our common stock held by Mr. Goebert, at a price of $3.70 per share, for an aggregate cash amount of $740,000. The transaction was approved by our board of directors. Mr. Goebert previously served as our director until his resignation on January 9, 2017.

Fundamental Global Investors, LLC

Fundamental Global, together with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, a member of our board of directors, is Chief Executive Officer, Co-Founder and Partner of Fundamental Global, and Mr. Johnson, a member of our board of directors, is President, Co-Founder and Partner of Fundamental Global. In addition, Mr. Struble, Chairman of the Board, serves as a consultant to Fundamental Global Management, LLC, an affiliate of Fundamental Global. The funds managed by Fundamental Global, including the funds that directly own shares of our common stock, have agreed to indemnify Fundamental Global and its principals, including Messrs. Cerminara and Johnson, or any other person designated by Fundamental Global, for claims arising from Messrs. Cerminara’s and Johnson’s service on our board of directors, provided that a fund’s indemnity obligations are secondary to any obligations we may have with respect to Messrs. Cerminara’s and Johnson’s service on our board of directors.

In addition, we have an investment in a limited partnership, FGI 1347 Holdings, LP, of which we are the sole limited partner. FGI 1347 Holdings, LP was established for the purpose of investing in securities using a portion of the proceeds from our previously successful investment in Iteris, Inc. (Nasdaq: ITI), which was liquidated for a substantial gain. Affiliates of Fundamental Global serve as the general partner and investment manager of FGI 1347 Holdings, LP. We invested approximately $3.7 million in FGI 1347 Holdings, LP during 2018. During 2019, FGI 1347 Holdings, LP incurred total expenses of $32,263 related to audit, legal and other professional services that were paid by the limited partnership directly to the third-parties for services rendered on behalf of the limited partnership. Fundamental Global has not received any management fees or performance fees for its services to the limited partnership. Principals of Fundamental Global serve on the board of directors of portfolio companies and receive compensation for their service.

RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MSL, an independent registered public accounting firm, audited our financial statements for fiscal 2019 and fiscal 2018. We had no disagreements with MSL on accounting and financial disclosures. MSL’s work on our audit for fiscal 2019 was performed by full time, permanent employees and partners of MSL.

MSL, which has served as our independent registered public accounting firm since November 2015, has been reappointed to serve as our independent registered public accounting firm for fiscal 2020. The audit committee, in discussing the reappointment of MSL, considered the qualifications, experience, independence, compliance with regulations, quality control, candor, objectivity, and professional skepticism of MSL and the effectiveness of the firm’s processes, including its timeliness and responsiveness and communication and interaction with management. The audit committee also considered the tenure of MSL as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The audit committee and the board of directors believe that the continued retention of MSL as our independent registered public accounting firm is in the best interests of the Company and our stockholders.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 General

Our audit committee has appointed MSL to serve as our independent registered public accounting firm for fiscal 2020. Representatives of MSL are not expected to be present at the annual meeting. If any shareholder desires to ask MSL a question, management will ensure that the question is sent to MSL and that an appropriate response is made directly to the stockholder.

Although applicable law does not require stockholder ratification of the appointment of MSL to serve as our independent registered public accounting firm, our board has decided to ascertain the position of our stockholders on the appointment. If our stockholders do not ratify the appointment of MSL, our audit committee will reconsider the appointment. Even if the selection is ratified, our audit committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Vote Required

This proposal will be approved if the number of votes cast “for” the ratification of MSL as our independent registered public accounting firm exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of this proposal.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of MSL as our independent registered public accounting firm.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The rules of the SEC require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2019 and 2018. The following table represents aggregate fees billed for the fiscal years ended December 31, 2019 and 2018 by MSL.

Fees(1)(2)(3)(4)	2019	2018
Audit Fees	$142,040	$135,000
Audited-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$142,040	$135,000

(1)
For 2019 and 2018, includes fees paid to MSL for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2019 and 2018 and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30 in each of those years. For 2019, also includes fees related to services rendered in connection with issuance of a consent related to our registration statements on Form S-8.

(2)
No audit-related services were performed for us by MSL in 2019 or 2018. Audit-related services include assurance and related services that are related to the performance of the audit or review of our financial statements.

(3)
No tax services were performed for us by MSL in 2019 or 2018. Tax services include tax compliance, tax advice and tax planning.

(4)
No other services were performed for us by MSL in 2019 or 2018.

As previously discussed, the audit committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. The audit committee has determined that the provision of the services by MSL reported hereunder had no impact on its independence.

PROPOSAL 3: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

General

The board of directors recognizes the interests that stockholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory, non-binding vote on the compensation of our Named Executive Officers at this annual meeting. At the 2017 annual meeting of stockholders, stockholders were asked to recommend how often they should be given the opportunity to cast this advisory vote. The stockholders voted to hold the advisory vote on executive compensation every three years, and the board of directors approved this choice. Stockholders are expected to have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2023 annual meeting of stockholders. The last advisory vote on named executive officer compensation was held at our 2017 annual meeting of stockholders. At that meeting, approximately 99% of stockholders who cast votes on the matter voted in favor of the compensation of our Named Executive Officers. The compensation committee considered the results of the last advisory say-on-pay vote when setting executive compensation and decided, based upon strong stockholder support, not to make any changes to our compensation program.

This proposal gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our Named Executive Officers as described in this proxy statement.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers by voting on the following resolution at the annual meeting:

“RESOLVED, that the stockholders of BK Technologies Corporation approve, on an advisory, non-binding basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

Stockholders should note that the say-on-pay vote is advisory and is not binding on the Company, the board of directors or the compensation committee. The compensation committee will consider the results of the vote when evaluating our executive compensation practices and considering future executive compensation arrangements. The board of directors and the compensation committee value the opinion of stockholders, and to the extent there is any significant vote against our Named Executive Officer compensation as disclosed in the proxy statement, stockholders’ concerns will be considered, and the compensation committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The number of votes cast by stockholders, either in person or by proxy, at the annual meeting “for” advisory approval of the compensation of our Named Executive Officers pursuant to the above resolution must exceed the number of votes cast “against” advisory approval. Abstentions and broker non-votes will have no effect on the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, for the advisory approval of the compensation of our Named Executive Officers.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” advisory approval of the compensation of our Named Executive Officers pursuant to the above resolution.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2019 with respect to our 2017 Plan, under which our common stock is authorized for issuance, and the 2007 Plan. Our stockholders approved the 2017 Plan at the 2017 annual stockholders’ meeting. On December 31, 2019, 531,575 shares of our common stock were available for issuance under the 2017 Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders	670,575	$4.16	531,575
Equity compensation plans not approved by security holders	—	—	—
Total	670,575	$4.16	531,575

(1)
Includes 430,075 shares issuable upon the exercise or vesting of awards (including stock options and RSUs) outstanding under the 2017 Plan and 240,500 shares issuable upon the exercise of awards outstanding under the 2007 Plan.

(2)
Represents shares available for issuance under the 2017 Plan.

MISCELLANEOUS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC initial statements of beneficial ownership of common stock and statements of changes in beneficial ownership of common stock.

Based solely on a review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our directors, executive officers and ten percent (10%) beneficial owners were timely complied with during fiscal 2019.

 Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for fiscal 2019, as filed with the SEC, are available to stockholders without charge upon written request to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our Annual Report on Form 10-K for fiscal 2019 and this proxy statement will be delivered to multiple stockholders who live at the same address. If you live at the same address as another stockholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, the 2019 annual report, or this proxy statement, or would like to receive multiple copies of our proxy materials in the future, please contact us at 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2019 annual report and this proxy statement, will be delivered to you promptly and without charge. If you live at the same address as another stockholder and are receiving multiple copies of our proxy materials, please contact us at the telephone number or address above if you only want to receive one copy of those materials.

Stockholder Proposals

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2021 annual meeting of stockholders. To be eligible for inclusion in our 2021 proxy statement, any such proposals must meet the requirements of Rule 14a-8 under the Exchange Act and be delivered in writing to our Corporate Secretary no later than January 6, 2021, unless the date of the 2021 annual meeting of stockholders is more than 30 days from the anniversary date of the 2020 annual meeting of stockholders, in which case the proposals must be submitted a reasonable time before we begin to print and send our proxy materials. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Advance Notice Requirements for Stockholder Submission of Nominations and Proposals

In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2021 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be received by our Corporate Secretary at our principal executive offices no less than 120 days nor more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. As a result, stockholder nominations of director candidates for the 2021 annual meeting of stockholders, and proposals for the 2021 annual meeting of stockholders submitted outside the provisions of Rule 14a-8, will be considered untimely if submitted prior to November 7, 2020 or after January 6, 2021. However, in the event that the date of the annual meeting is more than 30 days prior to or after the anniversary date of the previous year’s annual meeting of stockholders, notice by the stockholder must be received by our Corporate Secretary at our principal offices not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 75th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in the bylaws) of the date of such annual meeting is first made. The bylaws specify the information that must accompany any such stockholder notices.

Any proxy granted with respect to the 2021 annual meeting of stockholders will confer on management discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

If you have any questions, require any assistance in voting your shares in the Company, need any additional copies of the Company’s proxy materials, or have any other questions, please call Alliance Advisors LLC, the Company’s proxy solicitor, at the toll-free telephone number included below.

Alliance Advisors LLC 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: 833-501-4814 Fax: 973-338-1430

BK TECHNOLOGIES CORPORATION - THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 24, 2020 AT 9:00 A.M., LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder(s) of BK Technologies Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Timothy A. Vitou and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned held of record as of the close of business on April 27, 2020, and is/are entitled to vote at the 2020 Annual Meeting of Stockholders of the Company to be held on June 24, 2020 at 9:00 a.m., local time, at the offices of the Company at 7100 Technology Drive, West Melbourne, Florida 32904, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/BKTI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF BK TECHNOLOGIES CORPORATION	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1	FOR	WITHHOLD
Election of Directors:
John W. Struble	☐	☐
D. Kyle Cerminara	☐	☐
Michael R. Dill	☐	☐		CONTROL ID:
Lewis M. Johnson	☐	☐		REQUEST ID:
Charles T. Lanktree	☐	☐
E. Gray Payne	☐	☐
Proposal 2	FOR	AGAINST	ABSTAIN
To ratify the appointment of MSL, P.A. as our independent registered public accounting firm for fiscal 2020.	☐	☐	☐
Proposal 3	FOR	AGAINST	ABSTAIN
To approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers.	☐	☐	☐
Proposal 4
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This proxy will be voted in the manner directed herein by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED, “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” RATIFICATION OF THE AUDITOR APPOINTMENT IN PROPOSAL 2, “FOR” APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
___________________________
___________________________
___________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)